Exhibit 99.1

Bentley Systems Announces Third Quarter 2025 Results
EXTON, PA – November 5, 2025 – Bentley Systems, Incorporated (Nasdaq: BSY), the infrastructure engineering software company, today announced results for the quarter ended September 30, 2025.

Third Quarter 2025 Results

•Total revenues were $375.5 million, up 12.0% or 10.6% on a constant currency basis, year-over-year;
•Subscriptions revenues were $344.3 million, up 13.5% or 12.1% on a constant currency basis, year-over-year;
•Annualized Recurring Revenues (“ARR”) were $1,405.2 million as of September 30, 2025, compared to $1,270.7 million as of September 30, 2024, representing a constant currency ARR growth rate of 10.5%;
•Last twelve-month recurring revenues dollar-based net retention rate was 109%, consistent with the same period last year;
•Operating income margin was 22.5%, compared to 20.5% for the same period last year;
•Adjusted operating income less stock-based compensation expense (“AOI less SBC”) margin was 27.7%, compared to 26.7% for the same period last year;
•Net income per diluted share was $0.18, compared to $0.13 for the same period last year;
•Adjusted net income per diluted share (“Adjusted EPS”) was $0.27, compared to $0.24 for the same period last year;
•Cash flows from operations was $116.4 million, compared to $86.1 million for the same period last year; and
•Free cash flow was $110.7 million, compared to $84.3 million for the same period last year.

Nine Months Ended September 30, 2025 Results

•Total revenues were $1,110.2 million, up 10.7% or 10.3% on a constant currency basis, year-over-year;
•Subscriptions revenues were $1,020.1 million, up 12.4% or 12.0% on a constant currency basis, year-over-year;
•Operating income margin was 25.6%, compared to 24.0% for the same period last year;
•AOI less SBC margin was 30.2%, compared to 29.6% for the same period last year;
•Net income per diluted share was $0.67, compared to $0.57 for the same period last year;
•Adjusted EPS was $0.94, compared to $0.86 for the same period last year;
•Cash flows from operations was $396.9 million, compared to $353.7 million for the same period last year; and
•Free cash flow was $384.0 million, compared to $345.2 million for the same period last year.

Executive Chair Greg Bentley said, “To start with, I commend our management for 25Q3 execution which continues the steady progression within our annual outlook. But of greater significance, I think: our product announcements during the quarter, and ongoing strategic developments for Infrastructure AI advancement, create new opportunities to creatively broaden consumption and value generation of our software and cloud services. As we augment our traditional attended consumption with emerging programmatic A(P)I consumption, and when asset consumption reaches critical mass, our accounts (and, prospects) also have much to gain.”

CEO Nicholas Cumins said, “AI was top of mind at our Year in Infrastructure conference, where we engaged with industry leaders on its potential to help close the engineering capacity gap and deliver the infrastructure the world needs. Our Going Digital Award submissions illustrated how users are already applying AI in meaningful ways, and we unveiled new AI capabilities across our portfolio—underscoring Bentley’s comprehensive and principled approach to Infrastructure AI. We are excited about the long-term opportunity AI represents for our users and for Bentley.

“Our third quarter results reflected strong execution and consistent growth drivers across commercial models, regions, and infrastructure sectors. Demand for infrastructure engineering remains robust, and project pipelines are full.”

CFO Werner Andre said, “Solid 25Q3 results, in line with our expectations, position us well with respect to our full-year financial outlook. Year-over-year, we achieved constant-currency ARR growth of 10.5%, while our mainstay subscription revenue, now 92% of total revenues, grew 12% in constant currency. Our strong margin and cash flow performance for the quarter, and for 2025 to date, puts us on track for another year of purposeful compounding for both of those metrics. Along with addressing our maturing convertible debt, our balance sheet strength and reliable cash flow generation provide sufficient capacity for stock repurchases to offset stock-based compensation dilution, our modest dividend, and to support long-term growth including potential acquisitions.”

Call Details

Bentley Systems will host a live Zoom video webinar on November 5, 2025 at 8:15 a.m. EST to discuss results for its third quarter ended September 30, 2025.

Those wishing to participate should access the live Zoom video webinar of the event through a direct registration link at https://bentley-com.zoom.us/webinar/register/WN_kr3zivJeRfe-VQRmhqTGKg#/registration. Alternatively, the event can be accessed from the Events & Presentations page on Bentley Systems’ Investor Relations website at https://investors.bentley.com. In addition, a replay and transcript will be available after the conclusion of the live event on Bentley Systems’ Investor Relations website for one year.

Non-GAAP Financial Measures

In this press release, we sometimes refer to financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of these measures are considered non-GAAP financial measures under the United States Securities and Exchange Commission (“SEC”) regulations. Those rules require the supplemental explanations and reconciliations that are in Bentley Systems’ Form 8-K (Quarterly Earnings Release) furnished to the SEC.

Forward-Looking Statements

This press release includes forward-looking statements regarding the future results of operations and financial condition, business strategy, and plans and objectives for future operations of Bentley Systems, Incorporated (the “Company,” “we,” “us,” and words of similar import). All such statements contained in this press release, other than statements of historical facts, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations, projections, and assumptions about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, and there are a significant number of factors that could cause actual results to differ materially from statements made in this press release including: adverse changes in global economic and/or political conditions; the impact of tariffs and related policies on our business and the businesses of the industries we serve; the impact of current and future sanctions, embargoes and other similar laws at the state and/or federal level that impose restrictions on our counterparties or upon our ability to operate our business within the subject jurisdictions; political, economic, regulatory and public health and safety risks and uncertainties in the countries and regions in which we operate; failure to retain personnel necessary for the operation of our business or those that we acquire; failure to effectively manage succession; changes in the industries in which our accounts operate; the competitive environment in which we operate; the quality of our products; our ability to develop and market new products to address our accounts’ rapidly changing technological needs; changes in capital markets and our ability to access financing on terms satisfactory to us or at all; the impact of changing or uncertain interest rates on us and on the industries we serve; our ability to integrate acquired businesses successfully; and our ability to identify and consummate future investments and/or acquisitions on terms satisfactory to us or at all.

Further information on potential factors that could affect the financial results of the Company are included in the Company’s Form 10‑K and subsequent Form 10‑Qs, which are on file with the SEC. The Company disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Bentley Systems

Around the world, infrastructure professionals rely on software from Bentley Systems to help them design, build, and operate better and more resilient infrastructure for transportation, water, energy, cities, and more. Founded in 1984 by engineers for engineers, Bentley is the partner of choice for engineering firms and owner-operators worldwide, with software that spans engineering disciplines, industry sectors, and all phases of the infrastructure lifecycle. Through our digital twin solutions, we help infrastructure professionals unlock the value of their data to transform project delivery and asset performance.

© 2025 Bentley Systems, Incorporated. Bentley, and the Bentley logo are either registered or unregistered trademarks or service marks of Bentley Systems, Incorporated or one of its direct or indirect wholly owned subsidiaries. All other brands and product names are trademarks of their respective owners.

For more information, contact:
Investors: Eric Boyer, IR@bentley.com

BENTLEY SYSTEMS, INCORPORATED
Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$165,411	$64,009
Accounts receivable	293,942	322,862
Allowance for doubtful accounts	(7,776)	(8,395)
Prepaid income taxes	17,337	13,066
Prepaid and other current assets	57,916	50,531
Total current assets	526,830	442,073
Property and equipment, net	35,176	33,798
Operating lease right-of-use assets	31,099	32,303
Intangible assets, net	181,022	213,959
Goodwill	2,410,308	2,367,179
Investments	27,690	25,764
Deferred income taxes	176,376	198,286
Other assets	75,947	86,445
Total assets	$3,464,448	$3,399,807
Liabilities and Equity
Current liabilities:
Accounts payable	$17,841	$16,479
Accruals and other current liabilities	158,299	169,522
Cloud Services Subscription deposits	427,750	366,895
Deferred revenues	234,824	245,729
Operating lease liabilities	11,797	11,656
Income taxes payable	9,944	4,053
Current portion of long-term debt	—	—
Total current liabilities	860,455	814,334
Long-term debt	1,247,378	1,388,088
Deferred compensation plan liabilities	104,857	96,684
Long-term operating lease liabilities	24,072	26,894
Deferred revenues	17,904	16,641
Deferred income taxes	9,350	8,612
Income taxes payable	—	3,615
Other liabilities	5,082	3,819
Total liabilities	2,269,098	2,358,687
Equity:
Common stock	3,034	3,020
Additional paid-in capital	1,283,584	1,217,986
Accumulated other comprehensive loss	(77,445)	(104,078)
Accumulated deficit	(13,870)	(75,941)
Total Bentley Systems stockholders’ equity	1,195,303	1,040,987
Noncontrolling interest	47	133
Total equity	1,195,350	1,041,120
Total liabilities and equity	$3,464,448	$3,399,807

BENTLEY SYSTEMS, INCORPORATED
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Revenues:
Subscriptions	$344,293	$303,239	$1,020,063	$907,772
Perpetual licenses	10,913	11,274	31,898	31,649
Subscriptions and licenses	355,206	314,513	1,051,961	939,421
Services	20,343	20,660	58,236	63,852
Total revenues	375,549	335,173	1,110,197	1,003,273
Cost of revenues:
Cost of subscriptions and licenses	53,824	44,220	148,080	126,870
Cost of services	18,371	20,612	58,550	62,985
Total cost of revenues	72,195	64,832	206,630	189,855
Gross profit	303,354	270,341	903,567	813,418
Operating expenses:
Research and development	78,751	70,068	226,586	204,148
Selling and marketing	72,107	64,940	205,039	176,455
General and administrative	53,818	51,359	150,903	152,695
Deferred compensation plan	6,033	6,983	12,371	13,665
Amortization of purchased intangibles	8,148	8,361	24,557	25,717
Total operating expenses	218,857	201,711	619,456	572,680
Income from operations	84,497	68,630	284,111	240,738
Interest expense, net	(2,727)	(4,669)	(10,054)	(16,289)
Other income (expense), net	1,937	(5,087)	790	4,330
Income before income taxes	83,707	58,874	274,847	228,779
Provision for income taxes	(26,256)	(16,522)	(55,620)	(44,099)
Equity in net (losses) income of investees, net of tax	(162)	(14)	(100)	14
Net income	57,289	42,338	219,127	184,694
Less: Net income (loss) attributable to noncontrolling interest	(84)	—	(96)	—
Net income attributable to Bentley Systems	$57,373	$42,338	$219,223	$184,694

Net income per share attributable to Bentley Systems stockholders:
Basic	$0.18	$0.13	$0.70	$0.59
Diluted	$0.18	$0.13	$0.67	$0.57
Weighted average shares:
Basic	314,626,191	315,207,216	314,826,779	314,820,679
Diluted	333,277,478	333,789,636	333,214,695	333,724,425

BENTLEY SYSTEMS, INCORPORATED
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended
	September 30,
	2025	2024
Cash flows from operating activities:
Net income	$219,127	$184,694
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and impairment	50,125	48,397
Deferred income taxes	23,339	7,056
Stock-based compensation expense	55,037	57,856
Deferred compensation plan	12,371	13,665
Amortization of deferred debt issuance costs	5,682	5,554
Change in fair value of derivative	9,293	5,570
Foreign currency remeasurement loss (gain)	1,194	(126)
Other	(1,154)	(1,733)
Changes in assets and liabilities, net of effect from acquisitions:
Accounts receivable	40,813	34,588
Prepaid and other assets	2,128	(9,952)
Accounts payable, accruals, and other liabilities	(36,984)	(20,984)
Cloud Services Subscription deposits	42,359	57,340
Deferred revenues	(24,369)	(31,512)
Income taxes payable, net of prepaid income taxes	(2,085)	3,247
Net cash provided by operating activities	396,876	353,660
Cash flows from investing activities:
Purchases of property and equipment and investment in capitalized software	(12,836)	(8,499)
Acquisitions, net of cash acquired	—	(128,774)
Purchases of investments	(938)	(807)
Other	—	2,400
Net cash used in investing activities	(13,774)	(135,680)
Cash flows from financing activities:
Proceeds from credit facilities	258,750	233,281
Payments of credit facilities	(394,065)	(207,608)
Repurchase of convertible senior notes	(9,797)	—
Repayments of term loan	—	(140,000)
Payments of contingent and non-contingent consideration	(310)	(3,022)
Payments of dividends	(63,756)	(53,985)
Proceeds from stock purchases under employee stock purchase plan	11,534	11,228
Proceeds from exercise of stock options	—	4,007
Payments for shares acquired including shares withheld for taxes	(28,382)	(11,199)
Repurchases of Class B common stock under approved program	(65,029)	(45,769)
Other	(152)	(151)
Net cash used in financing activities	(291,207)	(213,218)
Effect of exchange rate changes on cash and cash equivalents	9,507	(999)
Increase in cash and cash equivalents	101,402	3,763
Cash and cash equivalents, beginning of period	64,009	68,412
Cash and cash equivalents, end of period	$165,411	$72,175

BENTLEY SYSTEMS, INCORPORATED
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except share and per share data)
(unaudited)

Reconciliation of operating income to AOI less SBC and to Adjusted operating income:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Operating income	$84,497	$68,630	$284,111	$240,738
Amortization of purchased intangibles	11,339	11,448	34,188	35,159
Deferred compensation plan	6,033	6,983	12,371	13,665
Acquisition expenses	2,157	2,454	4,799	6,782
Realignment expenses	—	9	—	818
AOI less SBC	104,026	89,524	335,469	297,162
Stock-based compensation expense	17,873	15,895	54,497	57,088
Adjusted operating income	$121,899	$105,419	$389,966	$354,250

Reconciliation of net income attributable to Bentley Systems to Adjusted net income:

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2025		2024		2025		2024
	$	EPS(1)	$	EPS(1)	$	EPS(1)	$	EPS(1)
Net income attributable to Bentley Systems	$57,373	$0.18	$42,338	$0.13	$219,223	$0.67	$184,694	$0.57
Non-GAAP adjustments, prior to income taxes:
Amortization of purchased intangibles	11,339	0.03	11,448	0.03	34,188	0.10	35,159	0.11
Stock-based compensation expense	17,873	0.05	15,895	0.05	54,497	0.16	57,088	0.17
Deferred compensation plan	6,033	0.02	6,983	0.02	12,371	0.04	13,665	0.04
Acquisition expenses	2,157	0.01	2,454	0.01	4,799	0.01	6,782	0.02
Realignment expenses	—	—	9	—	—	—	818	—
Other (income) expense, net	(1,937)	(0.01)	5,087	0.02	(790)	—	(4,330)	(0.01)
Total non-GAAP adjustments, prior to income taxes	35,465	0.11	41,876	0.13	105,065	0.32	109,182	0.33
Income tax effect of non-GAAP adjustments	(4,842)	(0.01)	(6,756)	(0.02)	(16,175)	(0.05)	(11,600)	(0.03)
Equity in net losses (income) of investees, net of tax	162	—	14	—	100	—	(14)	—
Adjusted net income(2)	$88,158	$0.27	$77,472	$0.24	$308,213	$0.94	$282,262	$0.86

Adjusted diluted weighted average shares	333,277,478		333,789,636		333,214,695		333,724,425

(1)Adjusted EPS was computed independently for each reconciling item presented; therefore, the sum of Adjusted EPS for each line item may not equal total Adjusted EPS due to rounding.
(2)Adjusted EPS numerator includes $1,721 and $1,723 for the three months ended September 30, 2025 and 2024, respectively, and $5,005 and $5,164 for the nine months ended September 30, 2025 and 2024, respectively, related to interest expense, net of tax, attributable to the convertible senior notes using the if‑converted method.

Reconciliation of cash flows from operations to free cash flow:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Cash flows from operations	$116,376	$86,105	$396,876	$353,660
Purchases of property and equipment and investment in capitalized software	(5,701)	(1,810)	(12,836)	(8,499)
Free cash flow	$110,675	$84,295	$384,040	$345,161

Reconciliation of cash flows from operations to Adjusted EBITDA:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Cash flows from operations	$116,376	$86,105	$396,876	$353,660
Cash interest	2,520	3,424	5,844	12,130
Cash taxes	4,320	10,176	34,027	33,023
Cash deferred compensation plan distributions	—	—	3,766	2,436
Cash acquisition expenses	4,902	1,829	9,354	5,571
Cash realignment costs	—	1,118	—	12,606
Changes in operating assets and liabilities	3,512	9,801	(37,039)	(44,718)
Other(1)	(1,908)	(2,452)	(5,646)	(7,220)
Adjusted EBITDA	$129,722	$110,001	$407,182	$367,488

(1) Includes receipts related to interest rate swap.

Reconciliation of total revenues and subscriptions revenues to total revenues and subscriptions revenues in constant currency:

	Three Months Ended September 30, 2025			Three Months Ended September 30, 2024
	Actual	Impact of Foreign Exchange at 2024 Rates	Constant Currency	Actual	Impact of Foreign Exchange at 2024 Rates	Constant Currency
Total revenues	$375,549	$(4,553)	$370,996	$335,173	$197	$335,370
Subscriptions revenues	$344,293	$(4,233)	$340,060	$303,239	$212	$303,451

	Nine Months Ended September 30, 2025			Nine Months Ended September 30, 2024
	Actual	Impact of Foreign Exchange at 2024 Rates	Constant Currency	Actual	Impact of Foreign Exchange at 2024 Rates	Constant Currency
Total revenues	$1,110,197	$(4,379)	$1,105,818	$1,003,273	$(480)	$1,002,793
Subscriptions revenues	$1,020,063	$(4,091)	$1,015,972	$907,772	$(461)	$907,311